UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 20, 2010
LODGENET INTERACTIVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (605) 988-1000
n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
High-Yield Offering
     On September 20, 2010, the Company issued a press release entitled, “LodgeNet Announces Offering of Senior Secured Second Lien Notes Due 2016,” which is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
     The press release attached hereto as Exhibit 99.1 shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in reliance on Regulation S under the Securities Act.
Other
     On July 29, 2010, the Company issued guidance on its expected financial results for the third quarter of 2010. It stated that it expected to report revenue in the range of $116.0 million to $120.0 million, Adjusted Operating Cash Flow in a range from $27.0 million to $30.0 million and Net Income (Loss) per common share in a range from $(0.14) to $(0.06). In addition, for the nine months ending September 30, 2010, it stated that Free Cash Flow, excluding the preferred stock dividend, was expected to be in a range of $56.0 million to $59.0 million. Based on preliminary financial results for the first two months of the third quarter of 2010, the Company believes that the aforementioned metrics will be at or around the low end of the estimated ranges described above prior to the impact of any charges related to the high yield offering referred to above.
     To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses adjusted operating cash flow, and free cash flow, which are non-GAAP measures derived from results based on GAAP. The presentation of this additional information is not meant to be considered superior to, in isolation of, or as a substitute for, results prepared in accordance with GAAP. Adjusted operating cash flow is a non-GAAP measure which the Company defines as operating income (loss) exclusive of depreciation, amortization, share-based compensation, restructuring and integration and reorganization. Free Cash Flow, a non-GAAP measure, is defined by the Company as cash provided by operating activities less cash used for investing activities, including growth related capital. These non-GAAP measures are key liquidity indicators but should not be construed as an alternative to GAAP measures or as a measure of the Company’s profitability or performance. The Company provides information about these measures because it believes it is a useful way for the Company, and its investors, to measure its ability to satisfy cash needs, including one-time charges such as restructuring, reorganization or integration, interest payments on its debt, taxes and capital expenditures. The Company’s method of computing these measures may not be comparable to other similarly titled measures of other companies.
     The outlook provided above reflects the current best estimates and may be revised as a result of further review of the results once the third quarter of 2010 has ended. During the course of the preparation of the financial statements and related notes for the third quarter of 2010, additional items that would require material adjustments to be made to the preliminary estimates provided above may be identified. The outlook regarding third quarter 2010 guidance constitutes “forward-looking statements.” Such forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions; the economic condition of the lodging industry, which can be particularly affected by the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for its products and services; programming availability, timeliness, quality and costs; technological developments by competitors; developmental costs, difficulties and delays; relationships with customers and property owners, in particular as the Company reduces capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of its data systems; and other factors detailed, from time to time, in the Company’s filings with the Securities and Exchange Commission. For any of the foregoing reasons, the Company’s guidance and its actual financial results may not meet its expectations. These forward-looking statements speak only as of the date of this Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
     The information included herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press Release dated September 20, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010	By	/s/ James G. Naro
James G. Naro
	Its	Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer